EXECUTION COPY

TRANSFER AGREEMENT

among

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as the Transferor

CHASE EDUCATION LOAN TRUST 2007-A,

as the Transferee,

THE BANK OF NEW YORK,

not in its individual capacity but

solely as the Interim Eligible Lender Trustee

and

THE BANK OF NEW YORK,

not in its individual capacity but

solely as the Eligible Lender Trustee

Dated as of July 2, 2007

CHASE EDUCATION LOAN TRUST 2007-A

TABLE OF CONTENTS

Page

ARTICLE I
TERMS

SECTION 1.1   Terms

1

ARTICLE II
DEFINITIONS

SECTION 2.1   Definitions

2

ARTICLE III
CONVEYANCE/ACQUISITION

SECTION 3.1   Conveyance/Acquisition of Initial Loans.

5

SECTION 3.2   Sale/Purchase of Additional Trust Student Loans and Substitution of Substituted Loans.

6

SECTION 3.3   General.

7

ARTICLE IV
CONDITIONS PRECEDENT TO ACQUISITION, PURCHASE OR SUBSTITUTION

SECTION 4.1   Activities Prior to the Related Transfer Date

8

SECTION 4.2   Continued Servicing

8

SECTION 4.3   Bill of Transfer/Loan Transmittal Summary Form

8

SECTION 4.4   Endorsement.

8

SECTION 4.5   Officers’ Certificate

9

SECTION 4.6   Loan Transfer Statement

9

SECTION 4.7   Power of Attorney

9

SECTION 4.8   Contemporaneous Transfer

9

SECTION 4.9   Sufficient Funds

9

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF TRANSFEROR, INTERIM ELIGIBLE  LENDER TRUSTEE
AND ELIGIBLE LENDER TRUSTEE AND COVENANT OF THE TRANSFEROR

SECTION 5.1   General Representations and Warranties of the Transferor

10

SECTION 5.2   Particular Representations and Warranties of the Transferor

10

SECTION 5.3   Representations and Warranties of the Interim Eligible Lender Trustee and the Eligible Lender Trustee  12

SECTION 5.4   Covenant of the Transferor

13

ARTICLE VI
REPURCHASE OR REACQUISITION OF TRUST STUDENT LOANS; REIMBURSEMENT; SUBSTITUTION

SECTION 6.1   Repurchase or Reacquisition and Reimbursement.

13

SECTION 6.2   Substitution.

15

SECTION 6.3   Remedy

16

ARTICLE VII
OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

SECTION 7.1   Remittance

16

SECTION 7.2   Communications

16

ARTICLE VIII
CONTINUING OBLIGATIONS OF TRANSFEROR

SECTION 8.1   Continuing Obligations of Transferor

16

ARTICLE IX
LIABILITY OF THE TRANSFEROR; INDEMNITIES

SECTION 9.1   Liability

17

SECTION 9.2   Indemnities.

17

SECTION 9.3   Survival

17

ARTICLE X
MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE TRANSFEROR

SECTION 10.1   Merger or Consolidation of, or Assumption of the Obligations of the Transferor

18

ARTICLE XI
LIMITATION ON LIABILITY OF TRANSFEROR AND OTHERS

SECTION 11.1   Limitation on Liability of Transferor and Others

18

ARTICLE XII
LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INTERIM ELIGIBLE LENDER TRUSTEE

SECTION 12.1   Limitation of Liability of Eligible Lender Trustee and Interim Eligible Lender Trustee

18

ARTICLE XIII
EXPENSES

SECTION 13.1   Expenses

19

ARTICLE XIV
SURVIVAL OF COVENANTS/SUPERSESSION

SECTION 14.1   Survival of Covenants/Supersession

19

ARTICLE XV
COMMUNICATION AND NOTICE REQUIREMENTS

SECTION 15.1   Notice.

20

ARTICLE XVI
FORM OF INSTRUMENTS

SECTION 16.1   Form of Instruments

22

ARTICLE XVII
MISCELLANEOUS

SECTION 17.1   Amendment.

22

SECTION 17.2   Nonpetition Covenants

24

SECTION 17.3   GOVERNING LAW

24

SECTION 17.4   Further Assurances

24

Attachment A

Transfer Agreement Blanket Endorsement

Attachment B

Initial Bill of Transfer

Attachment C

Subsequent Transfer Agreement

Attachment D

Subsequent Bill of Transfer

This Transfer Agreement (this “Transfer Agreement”) dated as of July 2, 2007 among Collegiate Funding of Delaware, L.L.C. (in such capacity, the “Transferor”), Chase Education Loan Trust 2007-A (the “Transferee”), The Bank of New York, not in its individual capacity but solely as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Transferor, and The Bank of New York, not in its individual capacity but solely as eligible lender trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A (the “Eligible Lender Trustee”), shall be effective upon execution by the parties hereto.  References to the Transferor herein mean the Interim Eligible Lender Trustee and references to the Transferee mean the Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Loans.

WHEREAS, the Transferor is the owner of certain Loans purchased under the Purchase Agreement;

WHEREAS, legal title to such Loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of and on behalf of the Transferor as the sole beneficiary;

WHEREAS, the Transferor desires to sell, assign and convey its interest in such Loans and the Transferee desires to acquire or purchase such Loans from the Transferor;

WHEREAS, from time to time, Transferor may substitute Eligible Loans in accordance with the terms of Section 6.2 hereof; and

WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, the Loans for the benefit of and on behalf of the Transferee.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

ARTICLE I

TERMS

SECTION 1.1

Terms.  This Transfer Agreement establishes the terms under which the Transferor may sell and the Transferee may acquire or purchase, as applicable, the Loans (and all obligations of the Obligors thereunder) specified in this Transfer Agreement with respect to the Initial Loans or each Subsequent Transfer Agreement with respect to any Additional Trust Student Loans or Substituted Loans, as the parties may execute from time to time pursuant to this Transfer Agreement.  Each Subsequent Transfer Agreement shall be substantially in the form of Attachment C hereto, incorporating by reference the terms of this Transfer Agreement, and shall be a separate agreement among the Transferor, the Transferee, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee with respect to the Loans covered by such Subsequent Transfer Agreement.  If the terms of a Subsequent Transfer Agreement conflict with the terms of this Transfer Agreement, the terms of the related Subsequent Transfer Agreement shall supersede and govern.

ARTICLE II

DEFINITIONS

SECTION 2.1

Definitions.  Capitalized terms used but not otherwise defined herein, including in any Subsequent Transfer Agreement or Bill of Transfer, shall have the definitions set forth in Appendix A to the Indenture dated as of July 2, 2007, among the Issuer, The Bank of New York, as Eligible Lender Trustee, and The Bank of New York, as Indenture Trustee, as it may be amended or supplemented from time to time, which also contains rules as to usage that shall be applicable.

For purposes hereof:

(a)

“Additional Trust Student Loans” means the Eligible Loans evidenced by the Student Loan Notes sold from time to time during the Supplemental Purchase Period pursuant to a Subsequent Transfer Agreement and related documentation, together with any guarantees and other rights relating thereto, including, without limitation, Interest Subsidy Payments and Special Allowance Payments (other than Interest Subsidy Payments and Special Allowance Payments accrued prior to the related Cutoff Date).

(b)

“Additional Loans Purchase Price” means the dollar amount representing the aggregate purchase price of the related Additional Trust Student Loans as specified in the applicable Subsequent Transfer Agreement (which, with respect to any Additional Trust Student Loan purchased with funds on deposit in the Supplemental Purchase Account, will be equal to 100% of the aggregate principal balance of such Additional Trust Student Loan, plus accrued and unpaid interest).

(c)

“Bill of Transfer” means the Initial Bill of Transfer or a Subsequent Bill of Transfer, as applicable.

(d)

“Borrower” means the obligor on a Loan.

(e)

“Cutoff Date” means the opening of business on (i) July 2, 2007 with respect to the Initial Loans and (ii) the date specified in any related Subsequent Transfer Agreement with respect to any Additional Trust Student Loans or Substituted Loans, as applicable.

(f)

“Eligible Loan” means a Student Loan sold or substituted by the Transferor under this Transfer Agreement or a Subsequent Transfer Agreement, as applicable, and which meets the following criteria as of the related Cutoff Date (except (1) as stated in paragraph (iii) below with respect to the matters stated therein and (2) that paragraph (ix) shall be satisfied as of the date specified in Section 5.2 hereof):

(i)

is a Consolidation Loan that is guaranteed as to principal and interest by the applicable Guarantor under a Guarantee Agreement and the Guarantor is, in turn, reinsured by the Department in accordance with FFELP;

(ii)

is fully disbursed;

(iii)

is current or no payment of principal or interest shall be more than 210 days past due as of (A) May 31, 2007 with respect to the Initial Loans and (B) the related Cutoff Date with respect to any Additional Trust Student Loan;

(iv)

the Borrower thereunder is not noted in the records of the Master Servicer or the Subservicer as being currently involved in a bankruptcy Proceeding or in litigation in relation to the Trust Student Loan;

(v)

bears interest at a stated rate not more than the maximum rate permitted under the Higher Education Act for such Loan;

(vi)

is eligible for the payment of the Special Allowance Payments at the full and undiminished rate established under the formula set forth in the Higher Education Act for such type of Loan;

(vii)

if not yet in repayment status, is eligible for the payment of Interest Subsidy Payments by the Department or, if not so eligible, is a Loan for which interest either is billed quarterly to the Borrower or deferred until commencement of the repayment period, and in the case of any such Loans for which interest is deferred, accrued interest thereon is subject to capitalization to the full extent permitted by the applicable Guarantor;

(viii)

is supported by the following documentation, in each case fully complete and, if applicable, executed:

(A)

loan application and each supplement thereto,

(B)

original Student Loan Note,

(C)

evidence of guarantee,

(D)

each other document and/or record which the Depositor may be required to retain pursuant to the Higher Education Act,

(E)

if applicable, payment history (or similar document) including (1) the principal balance and the date through which interest has been paid, each as of the related Cutoff Date, and (2) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on such Loan,

(F)

if applicable, documentation which supports periods of current or past deferment or past forbearance,

(G)

if applicable, a collection history, if such Loan was ever in a delinquent status, including detailed summaries of contacts and the addresses or telephone numbers used to contact or attempt to contact the Borrower and any other Obligor and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

(H)

if applicable, evidence of all requests for skip-tracing assistance and current address of the Borrower, if located,

(I)

if applicable, evidence of requests for pre-claims or default aversion assistance and evidence that the Borrower’s school(s) have been notified, and

(J)

if applicable, a record of any event resulting in a change to or confirmation of any data in the file for such Loan, and

(ix)

with respect to which each of the representations and warranties contained in Section 5.2 hereof is true and correct.

(g)

“FFELP” means the Federal Family Education Loan Program established under the Higher Education Act.

(h)

“Initial Bill of Transfer” means the document, in the form of Attachment B hereto, executed by an Authorized Officer or agent of the Transferor, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor, the Transferee and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee as of the Closing Date which shall (i) set forth the applicable Initial Loans offered by the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor and accepted for acquisition by the Eligible Lender Trustee for the benefit of and on behalf of the Transferee, (ii) sell, assign and convey to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and its assignees all rights, title and interest of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor in the Initial Loans listed on that Bill of Transfer and (iii) certify that the representations and warranties made by the Transferor as set forth in Sections 5.1 and 5.2 hereof are true and correct as of the related Transfer Date or as of the date otherwise noted.

(i)

“Initial Loans” means the Eligible Loans evidenced by the Student Loan Notes sold on the Closing Date pursuant to this Transfer Agreement and related documentation, together with any guarantees and other rights relating thereto, including, without limitation, Interest Subsidy Payments and Special Allowance Payments (other than Interest Subsidy Payments and Special Allowance Payments accrued prior to the related Cutoff Date).

(j)

“Loan” means an Initial Loan, an Additional Trust Student Loan or a Substituted Loan, as applicable.

(k)

“Loan Transmittal Summary Forms” means the forms related to each Bill of Transfer provided to the Transferor by the Transferee and completed by the Transferor that list, by Borrower, (i) the Loans subject to the related Bill of Transfer and (ii) the outstanding principal balance thereof, and accrued interest thereon, as of the related Cutoff Date.

(l)

“Purchase Price” means $1,178,169,409.

(m)

“Subsequent Bill of Transfer” means each document, in the form of Attachment D hereto, executed by an Authorized Officer or agent of the Transferor, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor, the Transferee and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee which shall (i) set forth the list and certain terms of (a) Additional Trust Student Loans offered by the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor and accepted for purchase by the Eligible Lender Trustee for the benefit of and on behalf of the Transferee, including the Additional Loans Purchase Price for the Additional Trust Student Loans being sold thereunder or (b) Substituted Loans substituted by the Transferor, (ii) sell, assign and convey to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and its assignees all right, title and interest of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor in the Additional Trust Student Loans or Substituted Loans, as applicable, listed on the related Subsequent Bill of Transfer and (iii) certify that the representations and warranties made by the Transferor pursuant to Sections 5.1 and 5.2 hereof are true and correct as of the related Transfer Date or as of the date otherwise noted.

(n)

“Subsequent Transfer Agreement” means each Subsequent Transfer Agreement (including the related Subsequent Bill of Transfer, the related blanket endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which this Transfer Agreement forms a part by reference), to be executed by an Authorized Officer or agent of the Transferor, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor, the Transferee and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee, which certifies that the representations and warranties made by the Transferor as set forth in Sections 5.1 and 5.2 hereof are true and correct as of the related Transfer Date or as of the date otherwise noted.

(o)

“Substituted Loans” means the Eligible Loans evidenced by the Student Loan Notes substituted by the Transferor pursuant to the terms of Section 6.2 hereof from time to time as evidenced by a Subsequent Transfer Agreement and related documentation, together with any guarantees and other rights relating thereto, including, without limitation, Interest Subsidy Payments and Special Allowance Payments (other than Interest Subsidy Payments and Special Allowance Payments accrued prior to the related Cutoff Date) ..

(p)

“Transfer Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Trust Student Loans or Substituted Loans, the date of the related Subsequent Bill of Transfer.

ARTICLE III

CONVEYANCE/ACQUISITION

SECTION 3.1

Conveyance/Acquisition of Initial Loans.

(a)

Consummation of Conveyance and Acquisition.  In consideration of the Purchase Price, each of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor hereby transfers to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee the entire right, title and interest of the Transferor and the Interim Eligible Lender Trustee in the Initial Loans accepted for acquisition.  The payment for the Initial Loans shall equal the Purchase Price (equal to $1,217,804,478 (representing the sale price of the Notes less underwriters’ discounts and fees), less $2,950,946 (representing the Reserve Account Initial Deposit), less $29,000,000 (representing the Capitalized Interest Account Initial Deposit), less $5,000,000 (representing the Consolidation Loan Add-On Account Initial Deposit), less $2,684,123 (representing the Supplemental Purchase Account Initial Deposit)).  Each of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor authorizes the Master Servicer (or if directed by the Master Servicer, the Subservicer) for the benefit of and on behalf of the Transferee to use a copy of the Initial Bill of Transfer, including the Loan Transmittal Summary Form attached to the Initial Bill of Transfer (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee of the Initial Loans acquired pursuant to this Transfer Agreement.  The Transferor, the Interim Eligible Lender Trustee, the Transferee and the Eligible Lender Trustee intend that the transfer of the Initial Loans be, and be construed as, a valid sale of such Initial Loans from the Transferor to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Transferor hereby grants to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee a first priority security interest in and to all Initial Loans and any proceeds thereof to secure a loan in an amount equal to the Purchase Price of such Initial Loans.

(b)

Settlement of the Purchase Price.  On the date of the Initial Bill of Transfer, the Transferee shall pay to the Transferor the Purchase Price by wire transfer of immediately available funds to the account specified by the Transferor and shall deliver the Certificate to the Transferor.

(c)

Interest Subsidy Payments, Special Allowance Payments and Rebate Fees.   The Eligible Lender Trustee for the benefit of and on behalf of the Transferee shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Initial Loans accrued from and including the related Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans from and including the related Cutoff Date.

SECTION 3.2

Sale/Purchase of Additional Trust Student Loans and Substitution of Substituted Loans.

(a)

Requirements Relating to Additional Trust Student Loans and Substituted Loans.  From time to time during the Supplemental Purchase Period, the Transferor may, but shall not be obligated to, sell Eligible Loans to the Transferee, and the Transferee may (but only to the extent that funds are available at such time in the Supplemental Purchase Account) purchase such Additional Trust Student Loans from the Transferor at the related Additional Loans Purchase Price set forth in the related Subsequent Transfer Agreement.  In addition, at any time the Transferor may transfer Substituted Loans to the Transferee pursuant to Section 6.2 hereof in satisfaction of any Loan reacquisition obligations provided under Section 6.1 hereof. The sale and purchase or substitution of Additional Trust Student Loans or Substituted Loans, respectively, pursuant to a Subsequent Transfer Agreement shall be consummated as set forth in this Section 3.2.

(b)

Consummation of Sale and Purchase or Substitution.  During the Supplemental Purchase Period with respect to the Additional Trust Student Loans, the sale and purchase of Eligible Loans as Additional Trust Student Loans pursuant to a Subsequent Transfer Agreement shall be consummated upon (i) the Transferee’s receipt from the Transferor of a fully executed copy of the related Subsequent Transfer Agreement and (ii) the payment by the Transferee to the Transferor of the Additional Loans Purchase Price.  The substitution of Eligible Loans as Substituted Loans pursuant to a Subsequent Transfer Agreement shall be consummated upon (i) the Transferee’s receipt from the Transferor of a fully executed copy of the related Subsequent Transfer Agreement and (ii) the payment by the Transferor of the amount set forth in Section 6.2(c) hereof. Upon consummation, such sale and purchase or substitution shall be effective as of the date of the related Subsequent Bill of Transfer. The Transferor and the Transferee shall use their best efforts to perform promptly their respective obligations pursuant to the related Subsequent Transfer Agreement with respect to each Additional Trust Student Loan and Substituted Loan.

(c)

Consideration.  On the date of the related Subsequent Bill of Transfer for an Additional Trust Student Loan, the Transferee shall pay the Transferor the Additional Loans Purchase Price by wire transfer of immediately available funds to the account specified by the Transferor.  The consideration for the Substituted Loans shall be the transfer from the Transferee to the Transferor of ownership of the Loans being substituted for.

(d)

Interest Subsidy Payments and Special Allowance Payments.  The Interest Subsidy Payments and Special Allowance Payments shall be made in accordance with Section 2.4 of the Administration Agreement.

SECTION 3.3

General.

(a)

Special Programs.  In consideration of the sale or substitution of the Loans under this Transfer Agreement and each Subsequent Transfer Agreement, the Transferee agrees to cause the Master Servicer to offer borrowers of the Trust Student Loans all special programs (e.g., interest rate reduction and rebates) generally offered to such borrowers at the time each of such Trust Student Loans was originated; provided, however, that nothing contained in this Section 3.3 shall prevent the Master Servicer from offering borrowers of the Trust Student Loans special programs, in accordance with Section 3.1 of the Master Servicing Agreement.

(b)

Intent of the Parties.  With respect to each transfer, sale or substitution of Loans pursuant to this Transfer Agreement and any Subsequent Transfer Agreement, as applicable, it is the intention of the Transferor, the Interim Eligible Lender Trustee, the Transferee and the Eligible Lender Trustee, and the Transferor hereby warrants that, except for U.S. federal, State and local income and franchise tax purposes, the transfer, assignment and substitution constitute a valid sale of such Loans from the Transferor to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee and that the beneficial interest in and title to such Loans not be part of the Transferor’s estate in the event of the bankruptcy of the Transferor or the appointment of a receiver with respect to the Transferor.

ARTICLE IV

CONDITIONS PRECEDENT TO ACQUISITION, PURCHASE OR SUBSTITUTION

Each acquisition, purchase or substitution of Loans pursuant to this Transfer Agreement or any Subsequent Transfer Agreement, as applicable, is subject to the following conditions precedent being satisfied (and the Transferor, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such acquisition, purchase or substitution):

SECTION 4.1

Activities Prior to the Related Transfer Date.  The Transferor shall provide any assistance reasonably requested by the Transferee in determining that all required documentation on the related Loans is present and correct.

SECTION 4.2

Continued Servicing.  Transferor shall service, or cause to be serviced, all Loans subject to this Transfer Agreement and any Subsequent Transfer Agreement, as applicable, as required under the Higher Education Act until the date of the related Bill of Transfer.

SECTION 4.3

Bill of Transfer/Loan Transmittal Summary Form.  The Transferor shall deliver to the Transferee:

(a)

a Bill of Transfer that (i) has been duly authorized, executed and delivered by an Authorized Officer or agent of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor, covering the applicable Loans offered by the Transferor and (ii) has been accepted by the Transferee as set forth thereon, selling, assigning and conveying to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and its assignees all right, title and interest of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor, including the interest of the Transferor in the guarantee related to a Loan, in each of the related Loans;

(b)

the Loan Transmittal Summary Form, attached to such Bill of Transfer, identifying each of the Loans which is the subject of the Bill of Transfer and setting forth the unpaid principal balance of each such Loan; and

(c)

an Officers’ Certificate pursuant to Section 4.5 hereof.

SECTION 4.4

Endorsement.

(a)

The Transferor shall provide a blanket endorsement transferring the entire interest of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor in the related Loans to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee with the form of endorsement provided for in Attachment A to this Transfer Agreement with respect to the Initial Loans or the applicable Subsequent Transfer Agreement with respect to the Additional Trust Student Loans or Substituted Loans.

(b)

At the direction of and in such form as the Transferee may reasonably designate, the Transferor also agrees to individually endorse the Student Loan Note evidencing any Loan as the Transferee may reasonably request from time to time.

SECTION 4.5

Officers’ Certificate.  The Transferor shall furnish to the Transferee, with each Bill of Transfer provided in connection with each acquisition, purchase or substitution of Loans pursuant to this Transfer Agreement or any Subsequent Transfer Agreement, as applicable, an Officers’ Certificate with respect to the representations and warranties made by the Transferor pursuant to Sections 5.1 and 5.2 hereof, dated the date of the related Bill of Transfer.

SECTION 4.6

Loan Transfer Statement.  Upon the Transferee’s request, the Transferor shall deliver to the Transferee one or more loan transfer statements (Department of Education Form OE Form 1074 or its equivalent) provided by the Transferee, executed by an Authorized Officer or agent of Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor and dated the date of the related Bill of Transfer.  The Transferor agrees that the Transferee and the Eligible Lender Trustee may use the related Bill of Transfer, including the Loan Transmittal Summary Form attached to that Bill of Transfer, in lieu of a loan transfer statement (Department of Education Form OE 1074) as official notification to the Guarantor of the assignment by the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee of the Loans listed on the related Bill of Transfer.

SECTION 4.7

Power of Attorney.  The Transferor and the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Transferor, hereby grant to the Transferee and the Eligible Lender Trustee, for the benefit of and behalf of the Transferee, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Transferor and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor the Student Loan Note evidencing any Loan to evidence the transfer of such Loan to the Transferee and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and to cause to be transferred physical possession of any physical Student Loan Note that constitutes a “promissory note” (as defined in the applicable UCC) from the Transferor or the Master Servicer to the Transferee, the Eligible Lender Trustee for the benefit of and on behalf of the Transferee, the Indenture Trustee or any other custodian on their behalf.

SECTION 4.8

Contemporaneous Transfer.  Subject to the conditions set forth in Section 3.2(a) hereof, with respect to the purchase of Additional Trust Student Loans or the acquisition of Substituted Loans, such Additional Trust Student Loans or Substituted Loans shall be contemporaneously sold or transferred to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee in accordance with the applicable Subsequent Transfer Agreement.

SECTION 4.9

Sufficient Funds.  With respect to Additional Trust Student Loans, the amount on deposit in the Supplemental Purchase Account shall be greater than or equal to the related Additional Loans Purchase Price.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF
TRANSFEROR, INTERIM ELIGIBLE
LENDER TRUSTEE AND ELIGIBLE LENDER TRUSTEE AND COVENANT OF THE TRANSFEROR

SECTION 5.1

General Representations and Warranties of the Transferor.  The Transferor represents and warrants to the Transferee that as of the applicable Transfer Date:

(a)

The Transferor is duly organized and existing under the laws of its governing jurisdiction; and

(b)

The Transferor has all requisite power and authority to enter into and to perform the terms of this Transfer Agreement, any Subsequent Transfer Agreement, any Bill of Transfer and, upon execution, each such document shall be enforceable against the Transferor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a Proceeding at law or in equity).

SECTION 5.2

Particular Representations and Warranties of the Transferor.  The Transferor represents and warrants to the Transferee with respect to the Loans that, as of the applicable Transfer Date or as of the date otherwise noted:

(a)

The Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor has good and marketable title to, and is the sole owner of, the Loans, free and clear of all Liens, charges, claims, offsets, defenses or counterclaims of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

(b)

This Transfer Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other Liens, claims, offsets, defenses or counterclaims, and is enforceable as such as against creditors of and transferees from the Interim Eligible Lender Trustee and the Transferor;

(c)

The Loans constitute either “Payment Intangibles” or “ Accounts ” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(d)

As of the related Cutoff Date or such other date otherwise expressly stated herein, the Loans are Eligible Loans and the description of such Loans set forth in this Transfer Agreement or any Subsequent Transfer Agreement, as applicable, and the related Loan Transmittal Summary Form is true and correct;

(e)

The Interim Eligible Lender Trustee and the Transferor are authorized to assign, sell, substitute and reacquire the Loans; and the transfer, assignment and sale of such Loans is or, in the case of a Loan substitution, repurchase or reacquisition by the Transferor and the Interim Eligible Lender Trustee, will be made pursuant to and consistent with the laws and regulations under which the Transferor and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Transferor is a party or by which the Interim Eligible Lender Trustee, the Transferor or their respective property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(f)

The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(g)

No consents or approvals are required by the terms of the Loans for the consummation of the transfer or sale, as applicable, of the Loans hereunder to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee;

(h)

As of the related Cutoff Date, each Loan has been duly made and serviced in accordance with the provisions of FFELP, and has been duly guaranteed by a Guarantor; as of the related Cutoff Date, such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee as an incident to the acquisition or purchase, as applicable, of each Loan; and all guarantee premiums, if any, due and payable to such Guarantor shall have been paid in full as of the date of the related Cutoff Date, provided, however, that the Master Servicer shall not be responsible for ensuring that such Guarantee Agreements between the Eligible Lender Trustee and the Guarantors of the Trust Student Loans are or remain in place;

(i)

Any payment on the Loans received by the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor that has been allocated to the payment of principal and interest on such Loans has been allocated on a simple interest basis; the information with respect to the Loans, as stated on the related Loan Transmittal Summary Form is true and correct;

(j)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(k)

All origination fees, if any, authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Department;

(l)

No default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Transferor nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Transaction Documents;

(m)

It is the intention of the Transferor, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, and the Transferee, and the Transferor hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Transferor and the Interim Eligible Lender Trustee to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, and that the beneficial interest in and title to such Loans not be part of the Transferor’s estate in the event of the bankruptcy of, or the appointment of a receiver for, the Transferor;

(n)

The Interim Eligible Lender Trustee and the Transferor have caused, or will have caused within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted or otherwise transferred to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee hereunder;

(o)

Except for Student Loan Notes executed electronically, there is only one original executed copy of the Student Loan Note evidencing each Loan.  For Student Loan Notes that were executed electronically, the Master Servicer, directly or through subservicers (or, if applicable, third-party sub-custodians), has possession of the electronic records evidencing the Student Loan Note. The Eligible Lender Trustee for the benefit of and on behalf of the Transferee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Student Loan Notes that constitute or evidence the Loans.  The Student Loan Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee for the benefit of and on behalf of the Transferee.  All financing statements filed or to be filed against the Transferor in favor of the Eligible Lender Trustee for the benefit of and on behalf of the Transferee in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee”; and

(p)

Other than the security interest granted to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee pursuant to this Transfer Agreement, the Transferor and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans.  The Transferor and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Transferor or the Interim Eligible Lender Trustee that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee hereunder or any other security interest that has been terminated.  The Transferor is not aware of any judgment or tax lien filings against the Transferor.

SECTION 5.3

Representations and Warranties of the Interim Eligible Lender Trustee and the Eligible Lender Trustee.  Each of the Interim Eligible Lender Trustee and the Eligible Lender Trustee represents and warrants, with respect to the Interim Eligible Lender Trustee and the Eligible Lender Trustee, respectively, that as of the date of this Transfer Agreement, each Subsequent Transfer Agreement and each Bill of Transfer, as applicable:

(a)

Each of the Interim Eligible Lender Trustee and the Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its respective governing jurisdiction and each has an office located within the State of New York.  Each of the Interim Eligible Lender Trustee and the Eligible Lender Trustee has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Transfer Agreement, each Subsequent Transfer Agreement and each Bill of Transfer;

(b)

Each of the Interim Eligible Lender Trustee and the Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Transfer Agreement and each Subsequent Transfer Agreement, and this Transfer Agreement and each Subsequent Transfer Agreement will be executed and delivered by one of its respective Authorized Officers or agents who is duly authorized to execute and deliver this Transfer Agreement and each Subsequent Transfer Agreement on its behalf;

(c)

Neither the execution nor the delivery by the Interim Eligible Lender Trustee and the Eligible Lender Trustee of this Transfer Agreement and each Subsequent Transfer Agreement, nor the consummation by each of them of the transactions contemplated hereby or thereby, nor compliance by each of them with any of the terms or provisions hereof or thereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or Eligible Lender Trustee, respectively, or any judgment or order binding on it, or constitute any default under its respective charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which each of them is a party or by which any of its respective properties may be bound; and

(d)

Each of the Interim Eligible Lender Trustee and the Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Transfer Agreement, each Subsequent Transfer Agreement and the other Transaction Documents, has a lender identification number with respect to the Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Loans.

SECTION 5.4

Covenant of the Transferor.  The Transferor covenants to the Transferee with respect to the Loans that the Transferor will not, and will cause the Interim Eligible Lender Trustee not to, agree to release any Guarantor from any of its contractual obligations as a guarantor of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is guaranteed, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Transferee.

ARTICLE VI

REPURCHASE OR REACQUISITION OF TRUST STUDENT LOANS; REIMBURSEMENT; SUBSTITUTION

SECTION 6.1

Repurchase or Reacquisition and Reimbursement.

(a)

Each party to this Transfer Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the Transferor’s representations, warranties and covenants made pursuant to Sections 5.1, 5.2 and 5.4 hereof which has a material adverse effect on the interest of the Transferee or its successors and assigns (including the Indenture Trustee) in the guarantee of any Trust Student Loan.  In the event any such material breach is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, the Transferor shall reacquire or repurchase, as applicable, any affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach or the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event any such material breach is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Transferor shall reacquire or repurchase, as applicable, such Trust Student Loan not later than the 60th day following the end of such 360-day period.  On the date of reacquisition or repurchase, as applicable, of any Trust Student Loan pursuant to this Section 6.1, the Transferor shall also remit as provided in Section 2.6 of the Administration Agreement an amount equal to all non-guaranteed accrued interest amounts (including, without limitation, Interest Subsidy Payments) and forfeited Special Allowance Payments with respect to such Trust Student Loan up to the date of reacquisition or repurchase, as applicable, arising out of a breach of the Transferor’s representations, warranties and covenants made pursuant to Sections 5.1, 5.2 and 5.4 hereof.  In consideration of the reacquisition or repurchase, as applicable, of any such Trust Student Loan pursuant to this Section 6.1, the Transferor shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

(b)

In addition (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents), if any breach of Section 5.1, 5.2 or 5.4 hereof by the Transferor does not trigger such reacquisition or repurchase, as applicable, obligation but does result in the refusal by a Guarantor to pay on a claim under a guarantee all or a portion of the accrued interest (or any obligation of the Transferee to repay such interest to a Guarantor), or the actual loss (including any obligation of the Transferee to repay the Department) of Interest Subsidy Payments and Special Allowance Payments (but without duplication of any amounts included within the accrued interest calculation), with respect to any Trust Student Loan affected by such breach, then the Transferor shall reimburse the Transferee by remitting an amount equal to the sum of all such non-guaranteed interest amounts (including, without limitation, Interest Subsidy Payments) and such forfeited Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Transferor reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to pay on a claim under a guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Transferor shall not be required to reimburse the Transferee for interest that is then capitalized.  Such amounts, however, shall be reimbursed if the Borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

(c)

Anything in this Section 6.1 to the contrary notwithstanding, if as of the last Business Day of any month, the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with the applicable Guarantor and such Guarantor has refused to pay such claim or with respect to which the Master Servicer (or the Subservicer) determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach of a provision thereof by the Transferor or the Master Servicer (or the Subservicer acting on its behalf) exceeds 1% of the Pool Balance, the Transferor shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) reacquire or repurchase, as applicable (or the Master Servicer as provided in the Master Servicing Agreement shall purchase), within 30 days of a written request of the Owner Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such reacquisition, repurchase or purchase, as applicable, the aggregate principal amount of any remaining affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be reacquired or repurchased, as applicable, by the Transferor or purchased by the Master Servicer, as applicable, pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of Section 6.1(a) hereof), with Trust Student Loans with the earliest of such date to be reacquired, repurchased or purchased, as applicable, first.

SECTION 6.2

Substitution.

(a)

In lieu of reacquiring or repurchasing, as applicable, Trust Student Loans pursuant to Section 6.1 hereof, the Transferor may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(i)

principal balance;

(ii)

status (i.e., in-school, grace, deferment, forbearance or repayment);

(iii)

program type (i.e., Unsubsidized Consolidation Loans or Subsidized Consolidation Loans (pre-1993 vs. post-1993));

(iv)

school type (if available);

(v)

interest rate; and

(vi)

remaining term to maturity; provided that, none of the Substituted Loans shall have a maturity date later than six months prior to the Class B Maturity Date.

(b)

In addition, each Substituted Loan will comply, as of the related Transfer Date or as of the date otherwise noted, with all of the representations and warranties pursuant to Section 5.2 hereof.  In choosing Eligible Loans to be substituted pursuant to this Section 6.2, the Transferor shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution, the Subsequent Transfer Agreement and related Subsequent Bill of Transfer regarding such Substituted Loans will be executed and delivered by an Authorized Officer or agent of the applicable parties.

(c)

The Transferor shall remit (i) in the event that the Transferor elects to substitute Eligible Loans pursuant to this Section 6.2, the amount of any shortfall between the Purchase Amount of the Substituted Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted and (ii) an amount equal to all non-guaranteed accrued interest amounts (including, without limitation, Interest Subsidy Payments) and forfeited Special Allowance Payments with respect to the Trust Student Loans, in each case in the manner provided in Section 2.6 of the Administration Agreement.

SECTION 6.3

Remedy.  The sole remedy of the Transferee, the Eligible Lender Trustee and the Noteholders or any other party to the Transaction Documents with respect to a breach by the Transferor pursuant to Sections 5.1, 5.2 and 5.4 hereof is set forth in Section 11.1 hereof.  The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the reacquisition or repurchase, as applicable, of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Article VI.

ARTICLE VII

OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

SECTION 7.1

Remittance.  Any payment received by the Transferor with respect to amounts accrued after the date of the related Bill of Transfer for any Loan transferred to the Transferee, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Transferor in trust for the account of the Transferee and the Transferor hereby disclaims any title to or interest in any such amounts.  Within two Business Days following the date of receipt, the Transferor shall remit to the Transferee an amount equal to any such payments, together with a listing on a form provided by the Transferee identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

SECTION 7.2

Communications.  Any written communication received at any time by the Transferor with respect to any Loan shall be transmitted by the Transferor to the Master Servicer and the Subservicer promptly upon receipt.  Such communications shall include letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

ARTICLE VIII

CONTINUING OBLIGATIONS OF TRANSFEROR

SECTION 8.1

Continuing Obligations of Transferor.  The Transferor shall provide all reasonable assistance necessary for the Transferee to resolve account problems with respect to any Loan raised by any Borrower, the Guarantor or the Department provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Transferor owned such Loan or (b) a payment made or alleged to have been made to the Transferor. Further, the Transferor agrees to execute any financing statements at the reasonable request of the Transferee and take all other actions reasonably requested by the Transferee in order to reflect the Transferee’s interest in the Loans.

ARTICLE IX

LIABILITY OF THE TRANSFEROR; INDEMNITIES

SECTION 9.1

Liability.  The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Transfer Agreement and any Subsequent Transfer Agreement.

SECTION 9.2

Indemnities.

(a)

Subject to the provisions of Section 11.1 hereof, the Transferor shall indemnify, defend and hold harmless the Transferee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Loans to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee, or asserted with respect to ownership of the Loans) and costs and expenses in defending against the same.

(b)

Subject to the provisions of Section 11.1 hereof, the Transferor shall indemnify, defend and hold harmless the Transferee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Transferor’s willful misfeasance, bad faith or negligence in the performance of its duties under this Transfer Agreement or any Subsequent Transfer Agreement, or by reason of reckless disregard of its obligations and duties under this Transfer Agreement or any Subsequent Transfer Agreement.

(c)

The Transferor shall cause the Administrator to indemnify the Interim Eligible Lender Trustee and the Eligible Lender Trustee as and to the extent provided for in Sections 4.2(d) and 4.2(e), respectively, of the Administration Agreement.

SECTION 9.3

Survival.  Indemnification under this Article IX shall survive the resignation or removal of the Eligible Lender Trustee and the termination of this Transfer Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Transferor shall have made any indemnity payments pursuant to this Article IX and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Transferor, without interest.

ARTICLE X

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
THE OBLIGATIONS OF THE TRANSFEROR

SECTION 10.1

Merger or Consolidation of, or Assumption of the Obligations of the Transferor.  Any corporation or other entity (i) into which the Transferor may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Transferor shall be a party, or (iii) which may succeed to all or substantially all of the business of the Transferor, which corporation or other entity shall be bound to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor hereunder without the execution or filing of any document or any further act by any of the parties to this Transfer Agreement. The Transferor shall give prompt written notice of any merger or consolidation to the Issuer, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, the Indenture Trustee, the Administrator and the Master Servicer.

ARTICLE XI

LIMITATION ON LIABILITY OF TRANSFEROR AND OTHERS

SECTION 11.1

Limitation on Liability of Transferor and Others.  The Transferor and its directors, officers, employees and agents may rely in good faith on the advice of counsel or on any document of any kind, properly executed and submitted by any Person, in respect of any matters arising hereunder (provided that such reliance shall not limit in any way the Transferor’s obligations under Article VI hereof).  The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Transfer Agreement or any Subsequent Transfer Agreement, and that in its opinion may impose upon it any expense or liability. Except as provided herein, the reacquisition or repurchase, as applicable, (or substitution) and reimbursement obligations of the Transferor stated in Article VI hereof will constitute the sole remedy available to the Transferee, the Eligible Lender Trustee and the Noteholders for breaches of Sections 5.1, 5.2 and 5.4 of this Transfer Agreement; provided, however, that the information with respect to the Loans listed on the related Bill of Transfer may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Transfer and, to the extent that the aggregate principal balance of the Loans that are listed on the related Bill of Transfer as of the related Transfer Date is less than the aggregate principal balance stated on the related Bill of Transfer, the Transferor shall remit such deficiency to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee.  Any such reconciliation payment shall be made from time to time but no less frequently than semi-annually, if applicable.

ARTICLE XII

LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INTERIM ELIGIBLE LENDER TRUSTEE

SECTION 12.1

Limitation of Liability of Eligible Lender Trustee and Interim Eligible Lender Trustee.  Notwithstanding anything contained herein to the contrary, this Transfer Agreement has been and any Subsequent Transfer Agreement will be signed by The Bank of New York, not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Transferee, and The Bank of New York, not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for the Transferor.  In no event shall the Eligible Lender Trustee or the Interim Eligible Lender Trustee, in their respective individual capacities, have any liability for the representations, warranties, covenants, agreements or other obligations of the Transferee or the Transferor, as applicable, under this Transfer Agreement or any Subsequent Transfer Agreement or in any of the certificates, notices or agreements delivered pursuant hereto or thereto as to all of which recourse shall be had solely to the assets of the Transferor.

ARTICLE XIII

EXPENSES

SECTION 13.1

Expenses.  Except as otherwise provided herein, each party to this Transfer Agreement or any Subsequent Transfer Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Transfer Agreement and any Subsequent Transfer Agreement and the transactions contemplated herein or therein.

ARTICLE XIV

SURVIVAL OF COVENANTS/SUPERSESSION

SECTION 14.1

Survival of Covenants/Supersession.  All covenants, agreements, representations and warranties made herein or in any Subsequent Transfer Agreement shall survive the consummation of the acquisition of the Loans provided for in this Transfer Agreement or such Subsequent Transfer Agreement, as applicable.  All covenants, agreements, representations and warranties made herein or in any Subsequent Transfer Agreement by or on behalf of the Transferor shall bind and inure to the benefit of any successors or assigns of the Transferee and the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and shall survive with respect to each Loan.  This Transfer Agreement and each Subsequent Transfer Agreement supersedes all previous agreements and understandings between the Transferee and the Transferor with respect to the subject matter thereof.  Noteholders holding a majority of the Outstanding Amount of the Controlling Class (or Certificateholders holding a majority of the aggregate Percentage Interests of the Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Controlling Class) may, on behalf of all Noteholders and the Certificateholders, waive, in writing, any default by the Transferor or the Transferee in the performance of its obligations hereunder and any consequences thereof.  Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the other Transaction Documents.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE XV

COMMUNICATION AND NOTICE REQUIREMENTS

SECTION 15.1

Notice.

(a)

Except as otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:

If to the Master Servicer or the Administrator, to:

JPMorgan Chase Bank, National Association
c/o Collegiate Funding of Delaware, L.L.C.
Fredericksburg, Virginia 22408
Attn:  Assistant Treasurer
Facsimile:  (540) 368-5971

E-mail: trustaccounting@cfsloans.com

If to the Transferee, to:

Chase Education Loan Trust 2007-A
c/o The Bank of New York Trust Company, N.A.
10161 Centurion Parkway

Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

with a copy to:

JPMorgan Chase Bank, National Association

c/o Collegiate Funding of Delaware, L.L.C.

Fredericksburg, Virginia 22408

Attn:  Assistant Treasurer

Facsimile:  (540) 368-5971

E-mail:  trustaccounting@cfsloans.com

If to the Transferor, to:

Collegiate Funding of Delaware, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408

Attn: Assistant Treasurer

Facsimile:  (540) 368-5971

E-mail:  trustaccounting@cfsloans.com

If to the Interim Eligible Lender Trustee, to:

The Bank of New York

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

Attn:  Clay Cardozo

Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to the Eligible Lender Trustee, to:

The Bank of New York

c/o The Bank of New York Trust Company, N.A.

10161 Centurion Parkway

Jacksonville, Florida 32256

Attn:  Clay Cardozo

Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to the Indenture Trustee, to:

The Bank of New York
c/o The Bank of New York Trust Company, N.A.
10161 Centurion Parkway
Jacksonville, Florida 32256
Attn:  Clay Cardozo
Facsimile:  (904) 645-1931

E-mail:  wcardozo@bankofny.com

If to Moody’s, to:

Moody’s Investors Service, Inc.

ABS Monitoring Department

99 Church Street

New York, New York 10007

If to S&P, to:

Standard & Poor’s Ratings Services,

       a division of The McGraw-Hill Companies, Inc.,

55 Water Street

New York, New York

10041-0003

Attention: Asset Backed Surveillance Department, 42nd Floor

E-mail:  servicer_reports@standardandpoors.com

If to Fitch, to:

Fitch Ratings

One State Street Plaza

New York, New York 10004

Attention: Municipal Structured Finance Group

as such address, facsimile number or e-mail address for notices hereunder may be changed by any party by like notice to each other party.

(b)

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Notices sent by facsimile shall be deemed to have been given when sent if the sending party has proof of receipt by the party to which it is sent, provided that, if such notice is not sent during the normal business hours of the party to which it is sent, such notice shall be deemed to have been sent at the opening of business on the next Business Day of the party to which it is sent.  Notices sent to an email address shall be deemed to have been given when sent if the sending party has written acknowledgement of receipt from the party to which it is sent.

ARTICLE XVI

FORM OF INSTRUMENTS

SECTION 16.1

Form of Instruments.  All instruments and documents delivered or to be delivered in connection with this Transfer Agreement and any Subsequent Transfer Agreement, and all proceedings to be taken in connection with this Transfer Agreement and any Subsequent Transfer Agreement and the transactions contemplated herein and therein, shall, to the extent the forms of such instruments or documents are attached hereto, be substantially in the form as set forth in the attachments hereto, and the Transferee shall have received from the Transferor copies of such documents as it or its counsel shall reasonably request in connection therewith.

ARTICLE XVII

MISCELLANEOUS

SECTION 17.1

Amendment.

(a)

This Transfer Agreement, any Subsequent Transfer Agreement, any Bill of Transfer and any document or instrument delivered in accordance herewith or therewith may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein or in any Subsequent Transfer Agreement, any Bill of Transfer or any document or instrument delivered in accordance herewith or therewith, the related free-writing base prospectus, the related free-writing prospectus (as supplemented by certain term sheet(s)), the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or in any Subsequent Transfer Agreement, any Bill of Transfer or any document or instrument delivered in accordance herewith or therewith or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders.  An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other parties hereto an Opinion of Counsel to that effect.

(b)

This Transfer Agreement, any Subsequent Transfer Agreement, any Bill of Transfer and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the parties hereto, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or in any Subsequent Transfer Agreement, any Bill of Transfer or any document or instrument delivered in accordance herewith or therewith or modifying in any manner the rights of the Noteholders or the Certificateholders with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class to the extent such amendment affects the Noteholders and/or the consent of Certificateholders of at least a majority of the aggregate Percentage Interests of the Certificates to the extent such amendment affects the Certificateholders, in either case with prior written notice to the Rating Agencies; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Transfer Agreement, any Subsequent Transfer Agreement, any Bill of Transfer and any document or instrument delivered in accordance herewith or therewith;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 17.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Transfer Agreement or in any Subsequent Transfer Agreement, any Bill of Transfer or any document or instrument delivered in accordance herewith or therewith, the Eligible Lender Trustee shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

Prior to the execution of any amendment to this Transfer Agreement, any Subsequent Transfer Agreement, any Bill of Transfer and any document or instrument delivered in accordance herewith or therewith, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Transfer Agreement.  The Eligible Lender Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities under this Transfer Agreement or otherwise.

(f)

Notwithstanding anything in this Section 17.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 of the Trust Agreement without the consent and approval of holders of at least a majority of the Outstanding Amount of the Notes and, subject to Section 4.6 of the Trust Agreement, holders of at least a majority of the aggregate Percentage Interests of the Certificates.

SECTION 17.2

Nonpetition Covenants.  Notwithstanding any prior termination of this Transfer Agreement, none of the Transferor, the Interim Eligible Lender Trustee or the Eligible Lender Trustee shall, at any time, institute against the Transferee any bankruptcy proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to this Transfer Agreement or any of the other Transaction Documents.  The foregoing shall not limit the rights of the Transferor, the Interim Eligible Lender Trustee or the Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Transferee by a Person other than the Transferor, the Interim Eligible Lender Trustee or the Eligible Lender Trustee.

SECTION 17.3

GOVERNING LAW.  THIS TRANSFER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 17.4

Further Assurances.  The Transferor, the Interim Eligible Lender Trustee, the Transferee and the Eligible Lender Trustee agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Agreement to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

COLLEGIATE FUNDING OF DELAWARE, L.L.C., as Transferor By: /s/ Kenneth E. Bilyeu, Jr. Name: Kenneth E. Bilyeu, Jr. Title: Treasurer

CHASE EDUCATION LOAN TRUST 2007-A,

as Transferee

By: THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee

By: /s/  William Cardozo

Name: William Cardozo

Title: Vice President

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee By: /s/ William Cardozo Name: William Cardozo Title: Agent
THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee By: /s/ William Cardozo Name: William Cardozo Title: Agent

Attachment A

TRANSFER AGREEMENT

BLANKET ENDORSEMENT DATED JULY 2, 2007

The Bank of New York, as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C. (the “Transferor”), by execution of this instrument (this “Blanket Endorsement”), hereby endorses the attached promissory note which is one of the Student Loan Notes described in the Initial Bill of Transfer, dated the date hereof, executed by the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor in favor of The Bank of New York, as Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A (the “Transferee”). This Blanket Endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Transfer Agreement, dated July 2, 2007, among the Transferor, the Transferee, the Interim Eligible Lender Trustee and the Eligible Lender Trustee.

This Blanket Endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor agrees to individually endorse each Student Loan Note in the form provided by the Transferee as the Transferee may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Loan.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Transfer Agreement.

THE TRANSFER AND ACQUISITION OF THE INITIAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE TRANSFER AGREEMENT.  BY EXECUTION HEREOF, THE TRANSFEROR ACKNOWLEDGES THAT THE TRANSFEROR HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE TRANSFER AGREEMENT.  THE TRANSFER AND ACQUISITION SHALL BE CONSUMMATED UPON THE TRANSFEREE’S TRANSFER TO THE TRANSFEROR OF THE PURCHASE PRICE (AS DEFINED IN THE TRANSFER AGREEMENT) AND DELIVERY OF THE CERTIFICATE AND, UNLESS OTHERWISE AGREED BY THE TRANSFEROR AND THE TRANSFEREE, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF TRANSFER.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  July 2, 2007

TRANSFEROR

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C.

10161 Centurion Parkway

Jacksonville, Florida 32256

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer

or agent)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  July 2, 2007

Attachment B

INITIAL BILL OF TRANSFER DATED JULY 2, 2007

The undersigned Collegiate Funding of Delaware, L.L.C. (the “Transferor”), and The Bank of New York, as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Transferor under the Interim Eligible Lender Trustee Agreement dated as of July 2, 2007, for value received and pursuant to the terms and conditions of the Transfer Agreement (the “Transfer Agreement”) among the Transferor, the Interim Eligible Lender Trustee, Chase Education Loan Trust 2007-A (“Transferee”) and The Bank of New York, as the eligible lender trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of the Transferee under the Eligible Lender Trustee Agreement dated as of July 2, 2007 among the Transferee and the Eligible Lender Trustee do hereby assign and convey to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and its assignees all right, title and interest of the Transferor and the Interim Eligible Lender Trustee in the Initial Loans listed on Schedule A attached hereto, including the interest of the Transferor and the Interim Eligible Lender Trustee in the guarantee related to a Loan under FFELP (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, has accepted for acquisition.  The Initial Loans accepted for acquisition by the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, and the effective date of transfer and acquisition are described below and the individual accounts are listed on Schedule A attached hereto.

The Transferor hereby makes the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Transfer Agreement.  The Transferor and the Interim Eligible Lender Trustee authorize the Master Servicer (or if directed by the Master Servicer, the Subservicer), for the benefit of and on behalf of the Transferee, to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) (listed below) of assignment to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, of the Initial Loans on the Closing Date.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Transfer Agreement.

LISTING OF LOANS ON FOLLOWING PAGE

           Schedule A

List of Initial Loans:

[CD-ROM with information relating to the Initial Loans delivered to the Owner Trustee on behalf of the Issuer]

Guarantor(s):

•

American Student Assistance

•

The Pennsylvania Higher Education Assistance Agency

•

Texas Guaranteed Student Loan Corporation

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Transfer to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  July 2, 2007

TRANSFEROR

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C.

10161 Centurion Parkway

Jacksonville, Florida 32256

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer

or agent)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  July 2, 2007

LOAN TRANSMITTAL SUMMARY FORM

[CD-ROM with information relating to the Initial Loans delivered to the Owner Trustee on behalf of the Issuer]

Attachment C

SUBSEQUENT TRANSFER AGREEMENT NUMBER [__]

Dated as of [_______], 200[_]

Pursuant to the Transfer Agreement, dated as of July 2, 2007 (the “Transfer Agreement”), The Bank of New York, as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C. (the “Transferor”), hereby offers to [sell] [substitute] certain Loans by transferring to The Bank of New York, as eligible lender trustee (the “Eligible Lender Trustee”) for the benefit of and on behalf of Chase Education Loan Trust 2007-A (the “Transferee”) under the Eligible Lender Trustee Agreement, dated as of July 2, 2007 among the Transferee and the Eligible Lender Trustee, the entire right, title and interest of the Transferor and the Interim Eligible Lender Trustee in the Loans described in the related Subsequent Bill of Transfer and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, accepts the Transferor’s and the Interim Eligible Lender Trustee’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the [Additional Loans Purchase Price] [transfer from the Transferor of the ownership of the Loans being substituted for], each of the Transferor and the Interim Eligible Lender Trustee hereby [sells] [substitutes such Loans by transferring] to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, the entire right, title and interest of the Transferor and the Interim Eligible Lender Trustee in the Loans accepted for [purchase] [substitution], subject to all the terms and conditions of the Transfer Agreement and any amendments thereto permitted by its terms, incorporated herein by reference.  [The applicable Additional Loans Purchase Price] [The amount to be deposited by the Transferor into the Collection Account pursuant to Section 6.2 of the Transfer Agreement] shall be $[_______].

This document shall constitute a Subsequent Transfer Agreement referred to in the Transfer Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Transfer Agreement.  All references in the Transfer Agreement to Loans or [Additional Trust Student Loans] [Substituted Loans], as applicable, shall be deemed to refer to the [Additional Trust Student Loans] [Substituted Loans] governed by this Subsequent Transfer Agreement.  The Transferor hereby makes all the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Transfer Agreement regarding the [Additional Trust Student Loans] [Substituted Loans] described in the related Subsequent Bill of Transfer and the related Loan Transmittal Summary Form, as of the related Transfer Date or as of the date otherwise specified in said Sections.

Each of the Transferor and the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Transferor, authorizes the Master Servicer (or if directed by the Master Servicer, the Subservicer), for the benefit of and on behalf of the Transferee, to use a copy of the related Subsequent Bill of Transfer, including the Loan Transmittal Summary Form attached to such Subsequent Bill of Transfer (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee, of the [Additional Trust Student Loans purchased] [Substituted Loans transferred] pursuant hereto on the Transfer Date.

The Cutoff Date under this Subsequent Transfer Agreement is the opening of business on [________], 200[_].

The parties hereto intend that the transfer of [Additional Trust Student Loans] [Substituted Loans] described in the related Subsequent Bill of Transfer and related Loan Transmittal Summary Form be, and be construed as, a valid [sale of such Additional Trust Student Loans] [sale of such Substituted Loans] from the Transferor to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee. However, in the event that, notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible Lender Trustee and the Transferor hereby grants to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee a first priority security interest in and to all [Additional Trust Student Loans] [Substituted Loans] described in the related Subsequent Bill of Transfer and related Loan Transmittal Summary Form and any proceeds thereof to secure a Loan in an amount equal to the [Additional Loans Purchase Price of such Additional Trust Student Loans] [Purchase Amount of such Substituted Loans].

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Transfer Agreement Number [_] to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

COLLEGIATE FUNDING OF DELAWARE, L.L.C., as Transferor

By:___________________________

Name:

Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

CHASE EDUCATION LOAN TRUST 2007-A

as Transferee

By: THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee

By:___________________________

Name:

Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee

By:___________________________

Name:

Title:

SUBSEQUENT TRANSFER AGREEMENT NUMBER [__]
[__] BLANKET ENDORSEMENT DATED [_____], 200[_]

The Bank of New York, as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C. (the “Transferor”), by execution of this instrument (this “Blanket Endorsement”), hereby endorses the attached promissory note which is one of the Student Loan Notes described in the Subsequent Bill of Transfer, dated the date hereof, executed by The Bank of New York, as Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor in favor of The Bank of New York, as the Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A (the “Transferee”).  This Blanket Endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Transfer Agreement referred to in the Subsequent Transfer Agreement among the Transferor, the Transferee, the Interim Eligible Lender Trustee and the Eligible Lender Trustee (the “Subsequent Transfer Agreement”).

This Blanket Endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of and on behalf of the Transferor agrees to individually endorse each Student Loan Note in the form provided by the Transferee as the Transferee may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Loan. Defined terms used but not defined herein shall have the meanings assigned to such terms in the Transfer Agreement.

THE [SALE AND PURCHASE OF THE ADDITIONAL TRUST STUDENT LOANS] [TRANSFER OF THE SUBSTITUTED LOANS] SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED SUBSEQUENT TRANSFER AGREEMENT.  BY EXECUTION HEREOF, THE TRANSFEROR ACKNOWLEDGES THAT THE TRANSFEROR HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SUBSEQUENT TRANSFER AGREEMENT.  THE [SALE AND PURCHASE] [SUBSTITUTION] SHALL BE CONSUMMATED UPON THE TRANSFEREE’S [PAYMENT TO THE TRANSFEROR OF THE ADDITIONAL LOANS PURCHASE PRICE] [TRANSFER TO THE TRANSFEROR OF OWNERSHIP OF THE LOANS BEING SUBSTITUTED FOR] AND, UNLESS OTHERWISE AGREED BY THE TRANSFEROR AND THE TRANSFEREE IN WRITING, SHALL BE EFFECTIVE AS OF THE DATE OF THE SUBSEQUENT BILL OF TRANSFER.

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  [_____]

TRANSFEROR

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C.

10161 Centurion Parkway

Jacksonville, Florida 32256

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer

or agent)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  [_____]

Attachment D

SUBSEQUENT BILL OF TRANSFER
DATED [______], 200[_]

The undersigned Collegiate Funding of Delaware, L.L.C. (the “Transferor”), and The Bank of New York, as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Transferor under the Interim Eligible Lender Trustee Agreement dated as of July 2, 2007, for value received and pursuant to the terms and conditions of Subsequent Transfer Agreement Number [__], dated as of [______], 200[_] (the “Subsequent Transfer Agreement”) among the Transferor, the Interim Eligible Lender Trustee, Chase Education Loan Trust 2007-A (the “Transferee”) and The Bank of New York, as the Eligible Lender Trustee for the benefit of and on behalf of the Transferee under the Eligible Lender Trustee Agreement, dated as of July 2, 2007 between the Transferee and the Eligible Lender Trustee, does hereby [sell,] assign and convey to the Eligible Lender Trustee, for the benefit of and on behalf of the Transferee and its assignees, all right, title and interest of the Transferor and the Interim Eligible Lender Trustee in the [Additional Trust Student Loans] [Substituted Loans] listed on Schedule A attached hereto, including the interest of the Transferor in the guarantee related to a Loan under FFELP (20 U.S.C. 1071 et seq.), that the Eligible Lender Trustee for the benefit of and on behalf of the Transferee has accepted for [purchase] [substitution].  The [Additional Trust Student Loans] [Substituted Loans] accepted for [purchase] [substitution] by the Eligible Lender Trustee for the benefit of and on behalf of the Transferee and the effective date of [sale and purchase] [substitution] are described below and the individual accounts are listed on the Schedule A attached hereto.

The Transferor hereby makes the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Transfer Agreement incorporated by reference in the Subsequent Transfer Agreement related hereto.  The Transferor and the Interim Eligible Lender Trustee authorize the Master Servicer (or if directed by the Master Servicer, the Subservicer) for the benefit of and on behalf of the Transferee to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) (listed below) of assignment to the Eligible Lender Trustee for the benefit of and on behalf of the Transferee of the [Additional Trust Student Loans] [Substituted Loans] accepted for [purchase] [substitution], on the related Transfer Date.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Transfer Agreement.

LISTING OF LOANS ON FOLLOWING PAGE

Schedule A

List of Loans:

[CD-ROM with information relating to the [Additional Trust Student Loans] [Substituted Loans] delivered to the Owner Trustee on behalf of the Issuer]

Guarantor(s):

[TBP.]

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Bill of Transfer to be duly executed by their respective officers or agents hereunto duly authorized, as of the day and year first above written.

TRANSFEROR

COLLEGIATE FUNDING OF DELAWARE, L.L.C.

10304 Spotsylvania Avenue, Suite 100

Fredericksburg, Virginia 22408

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  [_____]

TRANSFEROR

THE BANK OF NEW YORK, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C.

10161 Centurion Parkway

Jacksonville, Florida 32256

Lender Code:  833891

By:______________________________

       (Signature of Authorized Officer

or agent)

Name:

Title:

TRANSFEREE

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee for the benefit of and on behalf of Chase Education Loan Trust 2007-A

10161 Centurion Parkway

Jacksonville, Florida 32256

By:______________________________

(Signature of Authorized Officer

or agent)

Name:

Title:

Date of Acquisition:  [_____]

LOAN TRANSMITTAL SUMMARY FORM

[CD-ROM with information relating to the

[Additional Trust Student Loans] [Substituted Loans]

delivered to the Owner Trustee on behalf of the Issuer]